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Exhibit 10.4

AGREEMENT REGARDING 2003 REGISTRATION STATEMENT
AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT

        THIS AGREEMENT REGARDING 2003 REGISTRATION STATEMENT AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT, dated October 27, 2003, is by and among Yorktown Energy Partners IV, L.P., a Delaware limited partnership, Yorktown Energy Partners V, L.P., a Delaware limited partnership, Lubar Nominees, a general partnership, Barry E. Davis, A. Chris Aulds, James R. Wales, William W. Davis, Jack M. Lafield, Michael P. Scott, Lisa M. Brecht, John W. Daugherty, Mike Hopkins, Mark E. Huff, Marc Lyons, Rodney A. Madden, Stewart McCorkle and Dale Wilson (collectively, the "Stockholders"), and Crosstex Energy Holdings Inc., a Delaware corporation (the "Company").

W I T N E S E T H:

        WHEREAS, the Stockholders and the Company are parties to a Stockholders' Agreement dated May 5, 2000 and amended May 2, 2001 (the "Stockholders' Agreement);

        WHEREAS, the Company intends to register under the Securities Act of 1933, as amended, Registrable Shares (as defined in the Stockholders' Agreement) of the Stockholders in the numbers set forth opposite their signatures hereto (the "Offering");

        WHEREAS, the Stockholders will use the proceeds from the sale of the Registrable Shares to pay off promissory notes held by the Company;

        WHEREAS, in connection with the Offering, the parties hereto desire to define the obligations of the Company and the Stockholders with respect to the Offering and waive and terminate certain provisions of the Stockholders' Agreement, upon the terms and conditions contained herein;

        NOW, THEREFORE, in consideration such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

        1.    Registration.    The Company shall include in a registration statement the number of Registrable Shares of the Stockholders set forth opposite their signatures hereto and the provisions of Article V of the Stockholders' Agreement are adopted by all the parties hereto with respect to the Offering and agreed to in all respects.

        2.    Waiver and Termination.    The parties agree to, and do hereby, waive the terms of any and all options and rights to purchase, voting agreements, registration rights, and all other rights and requirements under the Stockholders' Agreement and terminate the Stockholders' Agreement effective concurrent with the closing of the Offering, except for the provisions of Section 5.8, which shall survive such termination. Upon termination, no party shall have any further liability or obligations to any other party under the Stockholders' Agreement except as otherwise expressly provided for herein.

        3.    Title.    Each Stockholder represents and warrants that (a) he has not sold, transferred, assigned, pledged or otherwise conveyed to any other party any interest in the Stockholders' Agreement and (b) he has the full right, power and authority to enter into this Termination Agreement and to terminate the Stockholders' Agreement.

        4.    Joinder of Spouses.    The spouses of each Stockholder hereby join in the execution and delivery of this Agreement for the purpose of binding their respective community property interests, if any, in the Stockholders' Agreement to the terms and conditions hereof in all respects.

        5.    Entire Agreement.    This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

        6.    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives.

        7.    Amendment and Waiver.    This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance.

        8.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        9.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

        10.    Gender.    Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

1,371,000 Number of Registrable Shares
YORKTOWN ENERGY PARTNERS IV, L.P.
	By:	Yorktown IV Company LLC, its General Partner
		By:	/s/ PETER A. LEIDEL
		Name:	Peter A. Leidel
		Title:	Member
343,000 Number of Registrable Shares
YORKTOWN ENERGY PARTNERS V, L.P.
	By:	Yorktown V Company LLC, its General Partner
		By:	/s/ PETER A. LEIDEL
		Name:	Peter A. Leidel
		Title:	Member
-0- Number of Registrable Shares
LUBAR NOMINEES
	By:	/s/ SHELDON B. LUBAR
	Name:	Sheldon B. Lubar
	Title:	General Partner
190,000 Number of Registrable Shares
/s/ BARRY E. DAVIS Barry E. Davis
/s/ ANTOINETTE DAVIS Spouse of Barry E. Davis
150,000 Number of Registrable Shares
/s/ A. CHRIS AULDS A. Chris Aulds
/s/ TERESA P. AULDS Spouse of A. Chris Aulds

85,000 Number of Registrable Shares
/s/ JAMES R. WALES James R. Wales
/s/ LORI M. WALES Spouse of James R. Wales
26,000 Number of Registrable Shares
/s/ WILLIAM W. DAVIS William W. Davis
/s/ CATHY C. DAVIS Spouse of William W. Davis
25,000 Number of Registrable Shares
/s/ JACK M. LAFIELD Jack M. Lafield
/s/ MICHELE LAFIELD Spouse of Jack M. Lafield
18,500 Number of Registrable Shares
/s/ MICHAEL P. SCOTT Michael P. Scott
/s/ DONNA SCOTT Spouse of Michael P. Scott
20,000 Number of Registrable Shares
/s/ LISA M. BRECHT Lisa M. Brecht
25,500 Number of Registrable Shares
/s/ JOHN W. DAUGHERTY John W. Daugherty
/s/ JO ANN R. DAUGHERTY Spouse of John W. Daugherty

21,000 Number of Registrable Shares
/s/ MIKE HOPKINS Mike Hopkins
/s/ MARY H. HOPKINS Spouse of Mike Hopkins
22,000 Number of Registrable Shares
/s/ MARK E. HUFF Mark E. Huff
/s/ LISA Y. HUFF Spouse of Mark E. Huff
9,000 Number of Registrable Shares
/s/ RODNEY A. MADDEN Rodney A. Madden
/s/ KIM MADDEN Spouse of Rodney A. Madden
-0- Number of Registrable Shares
/s/ MARC LYONS Marc Lyons
/s/ GEORGIA O. LYONS Spouse of Marc Lyons
-0- Number of Registrable Shares
/s/ STEWART MCCORKLE Stewart McCorkle

-0- Number of Registrable Shares
/s/ DALE WILSON Dale Wilson
-0- Number of Registrable Shares
MK Holdings, L.P. By: MK Holdings GP, L.L.C.
	By:	/s/ BARRY E. DAVIS
	Name:	Barry E. Davis
	Title:	Manager
CROSSTEX ENERGY HOLDINGS INC.
	By:	/s/ BRYAN H. LAWRENCE
	Name:	Bryan H. Lawrence
	Title:	Chairman

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  Exhibit 10.4
AGREEMENT REGARDING 2003 REGISTRATION STATEMENT AND WAIVER AND TERMINATION OF STOCKHOLDERS' AGREEMENT